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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.    20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 June 27, 1998
              (Date of Report (Date of Earliest Event Reported) )


                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

California                         0-28568                     95-2920557
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                    Number)                Identification Number)
incorporation)

                            700 East Bonita Avenue
                           Pomona, California  91767
             (Address of principal executive offices)  (Zip Code)

                                (909) 624-8041
             (Registrant's telephone number, including area code)

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On June 27, 1998, Keystone Automotive Industries, Inc. (the "Registrant") consummated the acquisition of Republic Automotive Parts, Inc. ("Republic") through the merger (the "Merger") of KAI Merger, Inc., a wholly owned subsidiary, into Republic. The former shareholders of Republic received
0.80 of a share of the Common Stock of the Registrant for each share of the Common Stock of Republic owned on the effective date of the Merger. The Merger is being accounted for as a "purchase."

          Republic distributes a complete line of replacement parts primarily relating to the mechanical systems contained in substantially all mass-produced makes and models of automobiles manufactured within the last 15 years and most mechanical replacement parts for heavy duty trucks, snowmobiles, motorcycles, farm and marine equipment and other similar types of machinery. These mechanical replacement parts are distributed through Republic's automotive distribution centers and jobber stores. During the past year, Republic began divesting certain of its mechanical replacement parts distribution centers. Upon consummation of the merger, Keystone may continue this divestiture program, which could ultimately result in the divestiture of the entire mechanical replacement parts distribution business. In addition, Republic distributes new replacement parts to repair vehicles damaged in collisions through 23 body parts and accessories distribution centers serving 14 states primarily in the Southeast and Texas. These centers sell to automotive collision repair shops and smaller parts distributors.

          Republic purchases mechanical replacement parts from over 100 principal suppliers and distributes them through its automotive parts distribution centers. These centers sell to Republic's jobber stores as well as to approximately 3,000 independent jobber stores. These stores in turn sell to service stations, repair shops, individuals and others, including automobile and truck dealers, fleet operators, leasing companies and mass merchandisers.

          For more detailed information with respect to Republic, reference should be made to Republic's Annual Report on Form 10-K for the year ended December 31, 1997 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, on file with the Securities and Exchange Commission.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          The following financial statements for the Registrant are incorporated by reference from the Registrant's Form 10-K, filed with the Securities and Exchange Commissions on June 25, 1998:

          KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

          Report of Independent Auditors
          Balance Sheets at March 28, 1997 and March 27, 1998
          Consolidated Statements of Income for years ended March 29, 1996,
            March 28, 1997 and March 27, 1998.
          Consolidated Statements of Shareholders' Equity for the years ended
            March 29, 1996, March 28, 1997 and March 27, 1998.
          Consolidated Statements of Cash Flows for the years ended March 29,
            1996 and March 28, 1997 and March 27, 1998.
          Notes to Consolidated Financial Statements

          The following financial statements for Republic are incorporated by reference from the Republic's Annual Report on Form 10-K for the year ended December 31, 1997 on file with the Securities and Exchange
          Commission:

          REPUBLIC AUTOMOTIVE PARTS, INC.

          Report of Independent Auditors
          Balance Sheets at December 31, 1996 and December 31, 1997
          Statements of Income and Shareholders' Equity for years ended December
            31, 1995, December 31, 1996, and December 31, 1997
          Statements of Cash Flows for years ended December 31, 1995, December
            31, 1996, and December 31, 1997
          Notes to Financial Statements

          The following unaudited financial statements for Republic are incorporated by reference from Republic's Quarterly Report on Form 10-Q on file with the Securities and Exchange Commission:

          REPUBLIC AUTOMOTIVE PARTS, INC.

          Balance Sheets at March 31, 1997 and 1998
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          Consolidated Statements of Income for the three months ended March 31,
            1997 and 1998
          Consolidated Statements of Cash Flows for the three months ended March
            31, 1997 and 1998
          Notes to Consolidated Financial Statements

     (b)  PRO-FORMA FINANCIAL INFORMATION.

          The pro-forma financial information required pursuant to Item 7(b) of Form 8-K will be filed by the Registrant by amendment within 60 days of the date of this Current Report.

     (c)  EXHIBITS

          2.1* Agreement and Plan of Merger dated as of February 17, 1998, by and among Keystone Automotive Industries, Inc., Republic Automotive Parts, Inc. and KAI Merger, Inc. All schedules to the Agreement and Plan of Merger have been omitted per Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish the Commission, supplementally, with a copy of any omitted schedule upon request.

     *Incorporated by reference from the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission February 19, 1998.



                                  SIGNATURES

     Under the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 30, 1998

                                KEYSTONE AUTOMOTIVE INDUSTRIES, INC.



                                By /s/ John M. Palumbo
                                   -----------------------
                                   John M. Palumbo
                                   Chief Financial Officer